SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  September 3, 2014

Quest Solution, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-09047	20-3454263
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2580 Anthem Village Dr., Henderson, NV	89052
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  702-399-9777

(Former name or former address, if changed since last report.)

Not Applicable

Check  the  appropriate  box  below  if  the  Form  8-K  filing  is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities  Act  (17 CFR 230.425)

[  ]  Soliciting  material pursuant to Rule 14a-12 under  the  Exchange  Act  (17 CFR 240.14a-12)

[  ]  Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under  the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement  communications  pursuant  to  Rule  13e-4(c)  under  the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

On August 25, 2014, the Company announced acquisition of a license related to gun barrel detection systems from Rampart Detection Systems ("Rampart").

On August 27, 2014, the Company announced acquisition of a license related to airframe inspection technology from Rampart Detection Systems ("Rampart").

On September 3, 2014, the Company announced the update to the website www.QuestSolution.com/investors.html which will provide investors access to additional information on the company as well as an investor presentation.

On September 10, 2014, the Company announced acquisition of a license related to a rebar inspection technology from Rampart Detection Systems ("Rampart").

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

16.1 Copy of press release filed August 25, 2014
16.2 Copy of press release filed August 27, 2014
16.3 Copy of press release filed September 3, 2014
16.4 Copy of investor presentation
16.5 Copy of press release filed September 10, 2014

SIGNATURES

Pursuant to the requirements  of  the  Securities  Exchange  Act  of  1934, the registrant  has  duly  caused  this  Report  to  be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10, 2014

Quest Solution, Inc

By: /s/ Jason F. Griffith, CPA

Jason F. Griffith, CPA

Chief Executive Officer

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